UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2015
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed during the fourth quarter of the fiscal year 2014, The Ensign Group, Inc., a Delaware corporation, beginning with the filing of its Annual Report on Form 10-K for the year ended December 31, 2014, realigned its operating segments to include (1) a transitional, skilled and assisted living ("TSA Services") segment, (2) a home health and hospice segment, and (3) an "all other" category. The Company is furnishing supplemental disclosure of certain operating measures by segment to provide better visibility into these new segments. These expanded disclosures do not change the Company’s previously disclosed consolidated financial statements.

The information in this Current Report on Form 8-K under this Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Use and Definition of Non-GAAP Financial Measures

EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR are supplemental non-GAAP financial measures. Regulation G, Conditions for Use of Non-GAAP Financial Measures, and other provisions of the Securities Exchange Act of 1934, as amended, define and prescribe the conditions for use of certain non-GAAP financial information. We calculate EBITDA as net income, adjusted for net losses attributable to noncontrolling interest, before (a) interest expense, net, (b) provision for income taxes, and (c) depreciation and amortization. We calculate EBITDAR by adjusting EBITDA to exclude facility rent-cost of services. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business.

We believe EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR are useful to investors and other external users of our financial statements in evaluating our operating performance because:

•
they are widely used by investors and analysts in our industry as a supplemental measure to evaluate the overall operating performance of companies in our industry without regard to items such as interest expense, net and depreciation and amortization, which can vary substantially from company to company depending on the book value of assets, capital structure and the method by which assets were acquired; and

•	they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure and asset base from our operating results.

We use EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR:

•	as measurements of our operating performance to assist us in comparing our operating performance on a consistent basis;

•	to allocate resources to enhance the financial performance of our business;

•	to evaluate the effectiveness of our operational strategies; and

•	to compare our operating performance to that of our competitors.

We typically use EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR to compare the operating performance of each operation. EBITDA and EBITDAR are useful in this regard because they do not include such costs as net interest expense, income taxes, depreciation and amortization expense, and, with respect to EBITDAR, facility rent - cost of services, which may vary from period-to-period depending upon various factors, including the method used to finance facilities, the amount of debt that we have incurred, whether a facility is owned or leased, the date of acquisition of a facility or business, and the tax law of the state in which a business unit operates. As a result, we believe that the use of EBITDA and EBITDAR provide a meaningful and consistent comparison of our business between periods by eliminating certain items required by GAAP.

We also establish compensation programs and bonuses for our leaders that are partially based upon the achievement of Adjusted EBITDAR targets.

Despite the importance of these measures in analyzing our underlying business, designing incentive compensation and for our goal setting, EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR are non-GAAP financial measures that have no standardized meaning defined by GAAP. Therefore, our EBITDA, Adjusted EBITDA, EBITDAR and Adjusted EBITDAR measures have limitations as analytical tools, and they should not be considered in isolation, or as a substitute for analysis of our results as reported in accordance with GAAP. Some of these limitations are:

•	they do not reflect our current or future cash requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the net interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	they do not reflect any income tax payments we may be required to make;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and EBITDAR do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate these measures differently than we do, which may limit their usefulness as comparative measures.

We compensate for these limitations by using them only to supplement net income on a basis prepared in accordance with GAAP in order to provide a more complete understanding of the factors and trends affecting our business.

(2) Adjusted EBITDA is EBITDA adjusted for non-core business items for each reportable segment, which for the reported periods includes, to the extent applicable:

•	charge related to the U.S. Government inquiry;

•	legal costs incurred in connection with the U.S. Government inquiry;

•	settlement of a class action lawsuit;

•	results at one newly constructed skilled nursing facility;

•	results at three independent living facilities transferred to CareTrust as part of the Spin-Off transaction;

•	acquisition-related costs;

•	rent related to our one newly constructed skilled nursing facility and three independent living facilities transferred to CareTrust.

Adjusted EBITDAR is EBITDAR adjusted for the above noted non-core business items.

Management strongly encourages investors to review our consolidated financial statements in their entirety and to not rely on any single financial measure. Because these non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. To properly and prudently evaluate the Company’s business, you should review the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 9, 2015, and future periodic and current reports the Company files with the SEC, and you should not rely on any single financial measure to evaluate the Company’s business.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR
(in thousands)
(Unaudited)

The table below reconciles income from operations to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for each reportable segment for the periods presented:

	Three Months Ended March 31,
	2014	2013	2014	2013
	TSA Services (1)		Home Health and Hospice (1)

Statements of Income Data:
Income from operations	$36,932	$(1,834)	$1,872	$1,103
Depreciation and amortization	7,861	7,103	121	76
EBITDA	$44,793	$5,269	$1,993	$1,179
Facility rent—cost of services	3,005	2,970	159	196
EBITDAR	$47,798	$8,239	$2,152	$1,375

EBITDA	$44,793	$5,269	$1,993	$1,179
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	33,000	—	—
Loss at skilled nursing facility not at full operation(b)	—	1,466	—	—
Acquisition related costs(c)	44	79	—	—
Rent related to item(b) above(d)	—	79	—	—
Adjusted EBITDA	$44,837	$39,893	$1,993	$1,179
Facility rent—cost of services	3,005	2,970	159	196
Less: related to item (b) above(d)	—	(79)	—	—
Adjusted EBITDAR	$47,842	$42,784	$2,152	$1,375

(1) The total non-GAAP adjustments for the three months ended March 31, 2014 and 2013 is $1,973 and $36,750, respective, of which included non-GAAP adjustments for our TSA services disclosed above.
(a) Charges related to our resolution of any claims connected to the DOJ settlement.

(b) Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.

(c) Costs incurred to acquire an operation which are not capitalizable.
(d) Rent related to one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (b) above.

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	2014	2013	2014	2013	2014	2013
	TSA Services (1)		Home Health and Hospice (1)		TSA Services (1)		Home Health and Hospice (1)

Statements of Income Data:
Income from operations	$31,372	$32,558	$2,213	$564	$68,304	$30,724	$4,085	$1,667
Depreciation and amortization	6,600	7,798	126	103	14,461	14,901	247	179
EBITDA	$37,972	$40,356	$2,339	$667	$82,765	$45,625	$4,332	$1,846
Facility rent—cost of services	7,632	2,990	206	202	10,637	5,960	365	398
EBITDAR	$45,604	$43,346	$2,545	$869	$93,402	$51,585	$4,697	$2,244

EBITDA	$37,972	$40,356	$2,339	$667	$82,765	$45,625	$4,332	$1,846
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	—	—	—	33,000	—	—
Settlement of class action lawsuit(b)	—	609	—	—	—	609	—	—
Earnings at three operations transferred to CareTrust REIT(c)	(30)	—	—	—	(122)	—	—	—
(Earnings) losses at skilled nursing facility not at full operation(d)	—	(210)	—	—	—	1,256	—	—
Acquisition related costs(e)	90	147	—	—	134	226	—	—
Rent related to items (c) and (d) above (f)	226	79	—	—	406	158	—	—
Adjusted EBITDA	$38,258	$40,981	$2,339	$667	$83,183	$80,874	$4,332	$1,846
Facility rent—cost of services	7,632	2,990	206	202	10,637	5,960	365	398
Less: related to items (c) and (d) above (f)	(226)	(79)	—	—	(406)	(158)	—	—
Adjusted EBITDAR	$45,664	$43,892	$2,545	$869	$93,414	$86,676	$4,697	$2,244

(1) The total non-GAAP adjustments for the three months ended June 30, 2014 and 2013 is $7,892 and $1,478, respectively, of which included non-GAAP adjustments for our TSA services disclosed above. The total non-GAAP adjustments for the six months ended June 30, 2014 and 2013 is $10,042 and $38,048, respectively, of which included non-GAAP adjustments for our TSA services disclosed above.

(a) Charges related to our resolution of any claims connected to the DOJ settlement.
(b) Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.

(c) Results at three independent living facilities which were transferred to CareTrust as part of our June 2014 Spin-Off of CareTrust REIT (the "Spin-Off), excluding rent, depreciation, interest and income taxes.

(d) (Earnings) losses incurred at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.
(e) Costs incurred to acquire an operation which are not capitalizable.

(f) Rent related to the three independent living facilities which were transferred to CareTrust as part of the Spin-Off and one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (c) and (d) above.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	2014	2013	2014	2013	2014	2013
	TSA Services (1)		Home Health and Hospice (1)		TSA Services (1)		Home Health and Hospice (1)

Statements of Income Data:
Income from operations	$27,262	$30,347	$2,707	$1,462	$95,566	$61,071	$6,792	$3,129
Depreciation and amortization	3,459	7,867	124	100	17,920	22,768	371	279
EBITDA	$30,721	$38,214	$2,831	$1,562	$113,486	$83,839	$7,163	$3,408
Facility rent—cost of services	17,507	2,981	203	196	28,144	8,941	568	594
EBITDAR	$48,228	$41,195	$3,034	$1,758	$141,630	$92,780	$7,731	$4,002

EBITDA	$30,721	$38,214	$2,831	$1,562	$113,486	$83,839	$7,163	$3,408
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	—	—	—	33,000	—	—
Settlement of class action lawsuit(b)	—	915	—	—	—	1,524	—	—
Earnings at three operations transferred to CareTrust REIT(c)	—	—	—	—	(122)	—	—	—
Losses at skilled nursing facility not at full operation(d)	—	—	—	—	—	1,256	—
Acquisition related costs(e)	85	38	—	—	219	264	—	—
Rent related to items (c) and (d) above (f)	—	—	—	—	406	158	—	—
Adjusted EBITDA	$30,806	$39,167	$2,831	$1,562	$113,989	$120,041	$7,163	$3,408
Facility rent—cost of services	17,507	2,981	203	196	28,144	8,941	568	594
Less: related to items (c) and (d) above (f)	—	—	—	—	(406)	(158)	—	—
Adjusted EBITDAR	$48,313	$42,148	$3,034	$1,758	$141,727	$128,824	$7,731	$4,002

(1) The total non-GAAP adjustments for the three months ended September 30, 2014 and 2013 is $557 and $3,003, respectively, of which included non-GAAP adjustments for our TSA services disclosed above. The total non-GAAP adjustments for the nine months ended September 30, 2014 and 2013 is $10,603 and $41,249, respectively, of which included non-GAAP adjustments for our TSA services disclosed above.

(a) Charges related to our resolution of any claims connected to the DOJ settlement.
(b) Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.
(c) Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off, excluding rent, depreciation, interest and income taxes.

(d) Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.

(e) Costs incurred to acquire an operation which are not capitalizable.

(f) Rent related to the three independent living facilities which were transferred to CareTrust as part of the Spin-Off and one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (c) and (d) above.

	Three Months Ended December 31,				Year Ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
	TSA Services (1)		Home Health and Hospice (1)		TSA Services (1)		Home Health and Hospice (1)

Statements of Income Data:
Income from operations	$30,445	$36,706	$2,909	$1,647	$126,011	$97,777	$9,701	$4,776
Depreciation and amortization	3,749	7,827	168	121	21,669	30,595	539	400
EBITDA	$34,194	$44,533	$3,077	$1,768	$147,680	$128,372	$10,240	$5,176
Facility rent—cost of services	17,811	2,990	211	183	45,955	11,931	779	777
EBITDAR	$52,005	$47,523	$3,288	$1,951	$193,635	$140,303	$11,019	$5,953

EBITDA	$34,194	$44,533	$3,077	$1,768	$147,680	$128,372	$10,240	$5,176
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	—	—	—	33,000	—	—
Impairment of goodwill and other indefinite-lived intangibles(b)	—	490	—	—	—	490	—	—
Settlement of class action lawsuit(c)	—	—	—	—	—	1,524	—	—
Earnings at three operations transferred to CareTrust REIT(d)	—	—	—	—	(122)	—	—	—
Losses at skilled nursing facility not at full operation(e)	—	—	—	—	—	1,256	—	—
Acquisition related costs(f)	453	10	—	—	672	288	—	—
Rent related to items (d) and (e) above (g)	—	—	—	—	406	158	—	—
Adjusted EBITDA	$34,647	$45,033	$3,077	$1,768	$148,636	$165,088	$10,240	$5,176
Facility rent—cost of services	17,811	2,990	211	183	45,955	11,931	779	777
Less: related to items (d) and (e) above (g)	—	—	—	—	(406)	(158)	—	—
Adjusted EBITDAR	$52,458	$48,023	$3,288	$1,951	$194,185	$176,861	$11,019	$5,953

(1) The total non-GAAP adjustments for the three months ended December 31, 2014 and 2013 is $446 and $3,449, respectively, of which included non-GAAP adjustments for our TSA services disclosed above. The total non-GAAP adjustments for the year ended December 31, 2014 and 2013 is $11,266 and $44,704, respectively, of which included non-GAAP adjustments for our TSA services disclosed above.

(a) Charges related to our resolution of any claims connected to the DOJ settlement.
(b) Impairment charges to goodwill for a skilled nursing facility in Utah during the year ended December 31, 2013.
(c) Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.
(d) Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off, excluding rent, depreciation, interest and income taxes.

(e) Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.

(f) Costs incurred to acquire an operation which are not capitalizable.

(g) Rent related to the three independent living facilities which were transferred to CareTrust as part of the Spin-Off and one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (d) and (e) above.

THE ENSIGN GROUP, INC.
REVENUE BY SEGMENT
(in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2014		2013
	$	%	$	%

Transitional, skilled and assisted living services:
Skilled nursing facilities	$212,819	88.8%	$197,934	90.7%
Assisted and independent living facilities	11,303	4.7	8,794	4.1
Total transitional, skilled and assisted living services	$224,122	93.5	$206,728	94.8
Home health and hospice services:
Home health	$6,151	2.6	$4,890	2.2
Hospice	4,995	2.1	4,172	1.9
Total home health and hospice services	$11,146	4.7	$9,062	4.1
All other (1)	4,385	1.8	2,411	1.1
Total revenue	$239,653	100.0%	$218,201	100.0%
(1) Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

	Three Months Ended June 30,
	2014		2013
	$	%	$	%

Transitional, skilled and assisted living services:
Skilled nursing facilities	$219,863	87.9%	$198,280	90.1%
Assisted and independent living facilities	12,152	4.9	9,886	4.5
Total transitional, skilled and assisted living services	$232,015	92.8	$208,166	94.6
Home health and hospice services:
Home health	$7,132	2.9	$5,022	2.3
Hospice	5,572	2.2	4,258	1.9
Total home health and hospice services	$12,704	5.1	$9,280	4.2
All other (1)	5,324	2.1	2,640	1.2
Total revenue	$250,043	100.0%	$220,086	100.0%
(1) Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

	Three Months Ended September 30,
	2014		2013
	$	%	$	%

Transitional, skilled and assisted living services:
Skilled nursing facilities	$228,134	87.5%	$204,775	89.3%
Assisted and independent living facilities	12,259	4.7	10,899	4.8
Total transitional, skilled and assisted living services	$240,393	92.2	$215,674	94.1
Home health and hospice services:
Home health	$7,655	2.9	$5,738	2.5
Hospice	6,930	2.7	4,657	2.0
Total home health and hospice services	$14,585	5.6	$10,395	4.5
All other (1)	5,863	2.2	3,192	1.4
Total revenue	$260,841	100.0%	$229,261	100.0%
(1) Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

	Three Months Ended December 31,
	2014		2013
	$	%	$	%

Transitional, skilled and assisted living services:
Skilled nursing facilities	$240,654	86.9%	$211,359	89.2%
Assisted and independent living facilities	13,134	4.8	11,352	4.7
Total transitional, skilled and assisted living services	$253,788	91.7	$222,711	93.9
Home health and hospice services:
Home health	$8,639	3.1	$6,328	2.7
Hospice	7,442	2.7	4,697	2.0
Total home health and hospice services	$16,081	5.8	$11,025	4.7
All other (1)	7,000	2.5	3,272	1.4
Total revenue	$276,869	100.0%	$237,008	100.0%
(1) Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(in thousands)
(Unaudited)
The following tables summarize our selected performance indicators for our transitional, skilled and assisted living services segment along with other statistics, for each of the dates or periods indicated:

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$212,819	$197,934	$14,885	7.5%
Assisted and independent living revenue	11,303	8,794	2,509	28.5%
Total transitional, skilled and assisted living revenue	$224,122	$206,728	$17,394	8.4%
Number of facilities at period end	120	110	10	9.1%
Actual patient days	932,867	860,265	72,602	8.4%
Occupancy percentage — Operational beds	78.1%	77.8%		0.3%
Skilled mix by nursing days	27.8%	27.7%		0.1%
Skilled mix by nursing revenue	51.1%	51.5%		(0.4)%

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$177,834	$172,915	$4,919	2.8%
Assisted and independent living revenue	4,277	3,948	329	8.3%
Total transitional, skilled and assisted living revenue	$182,111	$176,863	$5,248	3.0%
Number of facilities at period end	82	82	—	—%
Actual patient days	695,463	688,008	7,455	1.1%
Occupancy percentage — Operational beds	81.5%	80.5%		1.0%
Skilled mix by nursing days	29.7%	28.8%		0.9%
Skilled mix by nursing revenue	52.7%	52.7%		—%

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$24,260	$24,268	$(8)	—%
Assisted and independent living revenue	4,417	3,921	496	12.6%
Total transitional, skilled and assisted living revenue	$28,677	$28,189	$488	1.7%
Number of facilities at period end	25	25	—	—%
Actual patient days	155,767	150,572	5,195	3.5%
Occupancy percentage — Operational beds	71.0%	68.6%		2.4%
Skilled mix by nursing days	19.3%	20.8%		(1.5)%
Skilled mix by nursing revenue	40.8%	42.7%		(1.9)%

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$10,725	$751	$9,974	1,328.1%
Assisted and independent living revenue	1,832	—	1,832	NM
Total transitional, skilled and assisted living revenue	$12,557	$751	$11,806	1,572.0%
Number of facilities at period end	12	2	10	NM
Actual patient days	64,788	3,207	61,581	NM
Occupancy percentage — Operational beds	66.5%	42.7%		NM
Skilled mix by nursing days	21.8%	33.1%		NM
Skilled mix by nursing revenue	46.8%	66.4%		NM

	Three Months Ended March 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	777	925	(148)	NM
Total transitional, skilled and assisted living revenue	$777	$925	$(148)	NM
Actual patient days	16,849	18,478		NM
Occupancy percentage — Operational beds	70.9%	77.8%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2013.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the three months ended March 31, 2014 and 2013 for comparison purposes.

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$219,863	$198,280	$21,583	10.9%
Assisted and independent living revenue	12,152	9,886	2,266	22.9%
Total transitional, skilled and assisted living revenue	$232,015	$208,166	$23,849	11.5%
Number of facilities at period end	125	118	7	5.9%
Actual patient days	967,403	901,194	66,209	7.3%
Occupancy percentage — Operational beds	77.8%	76.6%		1.2%
Skilled mix by nursing days	27.8%	26.1%		1.7%
Skilled mix by nursing revenue	51.4%	49.9%		1.5%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$179,529	$167,920	$11,609	6.9%
Assisted and independent living revenue	4,438	4,108	330	8.0%
Total transitional, skilled and assisted living revenue	$183,967	$172,028	$11,939	6.9%
Number of facilities at period end	82	82	—	—%
Actual patient days	706,036	689,150	16,886	2.5%
Occupancy percentage — Operational beds	81.9%	79.7%		2.2%
Skilled mix by nursing days	29.4%	27.7%		1.7%
Skilled mix by nursing revenue	53.0%	51.5%		1.5%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$24,546	$23,741	$805	3.4%
Assisted and independent living revenue	4,510	3,997	513	12.8%
Total transitional, skilled and assisted living revenue	$29,056	$27,738	$1,318	4.8%
Number of facilities at period end	25	25	—	—%
Actual patient days	158,049	152,672	5,377	3.5%
Occupancy percentage — Operational beds	71.2%	68.8%		2.4%
Skilled mix by nursing days	20.6%	19.2%		1.4%
Skilled mix by nursing revenue	42.0%	39.7%		2.3%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$15,788	$6,619	$9,169	138.5%
Assisted and independent living revenue	2,734	893	1,841	206.2%
Total transitional, skilled and assisted living revenue	$18,522	$7,512	$11,010	146.6%
Number of facilities at period end	17	10	7	NM
Actual patient days	92,151	40,931	51,220	NM
Occupancy percentage — Operational beds	64.5%	62.5%		NM
Skilled mix by nursing days	23.1%	17.5%		NM
Skilled mix by nursing revenue	46.3%	44.9%		NM

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	470	888	(418)	NM
Total transitional, skilled and assisted living revenue	$470	$888	$(418)	NM
Actual patient days	11,167	18,441		NM
Occupancy percentage — Operational beds	69.3%	76.8%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2013.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the three months ended June 30, 2014 and 2013 for comparison purposes.

	Three Months Ended September 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$228,134	$204,775	$23,359	11.4%
Assisted and independent living revenue	12,259	10,899	1,360	12.5%
Total transitional, skilled and assisted living revenue	$240,393	$215,674	$24,719	11.5%
Number of facilities at period end	127	119	8	6.7%
Actual patient days	994,995	940,054	54,941	5.8%
Occupancy percentage — Operational beds	77.7%	77.4%		0.3%
Skilled mix by nursing days	27.1%	26.0%		1.1%
Skilled mix by nursing revenue	50.2%	49.7%		0.5%

	Three Months Ended September 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$180,373	$170,362	$10,011	5.9%
Assisted and independent living revenue	4,355	4,132	223	5.4%
Total transitional, skilled and assisted living revenue	$184,728	$174,494	$10,234	5.9%
Number of facilities at period end	82	82	—	—%
Actual patient days	713,682	701,049	12,633	1.8%
Occupancy percentage — Operational beds	81.9%	80.3%		1.6%
Skilled mix by nursing days	28.7%	27.4%		1.3%
Skilled mix by nursing revenue	51.8%	51.3%		0.5%

	Three Months Ended September 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$25,023	$24,469	$554	2.3%
Assisted and independent living revenue	4,619	4,144	475	11.5%
Total transitional, skilled and assisted living revenue	$29,642	$28,613	$1,029	3.6%
Number of facilities at period end	25	25	—	—%
Actual patient days	160,025	157,705	2,320	1.5%
Occupancy percentage — Operational beds	71.3%	70.3%		1.0%
Skilled mix by nursing days	19.6%	19.2%		0.4%
Skilled mix by nursing revenue	41.4%	39.8%		1.6%

	Three Months Ended September 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$22,738	$9,944	$12,794	128.7%
Assisted and independent living revenue	3,285	1,804	1,481	82.1%
Total transitional, skilled and assisted living revenue	$26,023	$11,748	$14,275	121.5%
Number of facilities at period end	20	11	9	NM
Actual patient days	121,288	63,072	58,216	NM
Occupancy percentage — Operational beds	65.9%	67.5%		NM
Skilled mix by nursing days	24.1%	20.8%		NM
Skilled mix by nursing revenue	45.9%	45.8%		NM

	Three Months Ended September 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	—	819	(819)	NM
Total transitional, skilled and assisted living revenue	$—	$819	$(819)	NM
Actual patient days	—	18,228		NM
Occupancy percentage — Operational beds	—%	75.0%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2013.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the three months ended September 30, 2014 and 2013 for comparison purposes.

	Three Months Ended December 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Skilled nursing revenue	$240,654	$211,359	$29,295	13.9%
Assisted and independent living revenue	13,134	11,352	1,782	15.7%
Total transitional, skilled and assisted living revenue	$253,788	$222,711	$31,077	14.0%
Number of facilities at period end	136	119	17	14.3%
Actual patient days	1,026,493	947,138	79,355	8.4%
Occupancy percentage — Operational beds	78.2%	78.0%		0.2%
Skilled mix by nursing days	27.8%	26.0%		1.8%
Skilled mix by nursing revenue	50.4%	49.1%		1.3%

	Three Months Ended December 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Skilled nursing revenue	$186,686	$176,987	$9,699	5.5%
Assisted and independent living revenue	4,386	4,305	81	1.9%
Total transitional, skilled and assisted living revenue	$191,072	$181,292	$9,780	5.4%
Number of facilities at period end	82	82	—	—%
Actual patient days	717,403	706,457	10,946	1.5%
Occupancy percentage — Operational beds	82.3%	80.9%		1.4%
Skilled mix by nursing days	29.3%	27.5%		1.8%
Skilled mix by nursing revenue	51.9%	50.4%		1.5%

	Three Months Ended December 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Skilled nursing revenue	$25,497	$23,976	$1,521	6.3%
Assisted and independent living revenue	4,625	4,405	220	5.0%
Total transitional, skilled and assisted living revenue	$30,122	$28,381	$1,741	6.1%
Number of facilities at period end	25	25	—	—%
Actual patient days	160,931	158,212	2,719	1.7%
Occupancy percentage — Operational beds	71.8%	70.5%		1.2%
Skilled mix by nursing days	19.8%	18.6%		1.2%
Skilled mix by nursing revenue	41.6%	40.5%		1.1%

	Three Months Ended December 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Skilled nursing revenue	$28,471	$10,396	$18,075	173.9%
Assisted and independent living revenue	4,123	1,815	2,308	127.2%
Total transitional, skilled and assisted living revenue	$32,594	$12,211	$20,383	166.9%
Number of facilities at period end	29	11	18	NM
Actual patient days	148,159	64,651	83,508	NM
Occupancy percentage — Operational beds	68.3%	69.2%		NM
Skilled mix by nursing days	26.6%	21.6%		NM
Skilled mix by nursing revenue	48.5%	47.1%		NM

	Three Months Ended December 31,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	—	827	(827)	NM
Total transitional, skilled and assisted living revenue	$—	$827	$(827)	NM
Actual patient days	—	17,818		NM
Occupancy percentage — Operational beds	—%	73.4%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (Acquisitions) results represent all facilities purchased on or subsequent to January 1, 2013.

(4)
Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the three months ended December 31, 2014 and 2013 for comparison purposes.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(in thousands)
(Unaudited)

The following tables summarize our selected performance indicators for our home health and hospice segment along with other statistics, for each of the dates or periods indicated:

	Three Months Ended March 31,
	2014	2013	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue
Home health services	$6,151	$4,890	$1,261	25.8%
Hospice services	4,995	4,172	823	19.7
Total home health and hospice revenue	$11,146	$9,062	$2,084	23.0%
Home health services:
Medicare episodic admissions	1,224	774	450	58.1%
Average medicare revenue per completed episode	2,856	2,697	159	5.9%
Hospice services:
Average daily census	344	285	59	20.7%

	Three Months Ended June 30,
	2014	2013	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue
Home health services	$7,132	$5,022	$2,110	42.0%
Hospice services	5,572	4,258	1,314	30.9
Total home health and hospice revenue	$12,704	$9,280	$3,424	36.9%
Home health services:
Medicare episodic admissions	1,293	1,088	205	18.8%
Average medicare revenue per completed episode	2,961	2,707	254	9.4%
Hospice services:
Average daily census	392	301	91	30.2%

	Three Months Ended September 30,
	2014	2013	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue
Home health services	$7,655	$5,738	$1,917	33.4%
Hospice services	6,930	4,657	2,273	48.8
Total home health and hospice revenue	$14,585	$10,395	$4,190	40.3%
Home health services:
Medicare episodic admissions	1,328	1,079	249	23.1%
Average medicare revenue per completed episode	2,984	2,829	155	5.5%
Hospice services:
Average daily census	451	309	142	46.0%

	Three Months Ended December 31,
	2014	2013	Change	% Change
Results:	(Dollars in thousands)
Home health and hospice revenue
Home health services	$8,639	$6,328	$2,311	36.5%
Hospice services	7,442	4,697	2,745	58.4
Total home health and hospice revenue	$16,081	$11,025	$5,056	45.9%
Home health services:
Medicare episodic admissions	1,376	1,149	227	19.8%
Average medicare revenue per completed episode	2,945	2,905	40	1.4%
Hospice services:
Average daily census	493	312	181	58.0%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.
	By:	/s/ Suzanne D. Snapper
Suzanne D. Snapper
Chief Financial Officer

Dated: March 10, 2015